Exhibit 99.2
Aspen Insurance Holdings Limited Investor Presentation Chris O'Kane Chief Executive Officer Richard Houghton Chief Financial Officer November 2008

Safe Harbor Disclosure This slide presentation is for information purposes only. It should be read in conjunction with our financial supplement posted on our website on the Investor Relations page and with other documents filed or to be filed shortly by Aspen Insurance Holdings Limited (the "Company" or "Aspen") with the U.S. Securities and Exchange Commission. Non-GAAP Financial Measures In presenting Aspen's results, management has included and discussed certain "non-GAAP financial measures", as such term is defined in Regulation G. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain Aspen's results of operations in a manner that allows for a more complete understanding of the underlying trends in Aspen's business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP. The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included herein or in the financial supplement, as applicable, which can be obtained from the Investor Relations section of Aspen's website at www.aspen.bm. Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995: This presentation contains, and Aspen's earnings conference call may contain, written or oral "forward-looking statements" within the meaning of the U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that do not relate solely to historical or current facts, and can be identified by the use of words such as "expect," "intend," "plan," "believe," "project," "anticipate," "seek," "aim," "will," "estimate," "may," "continue," and similar expressions of a future or forward-looking nature. All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in these statements. Aspen believes these factors include, but are not limited to: the continuing impact of the global financial crisis and credit crunch; a decline in the value of our investment portfolio or a rating downgrade of the securities in our portfolio; in respect of hurricane loss estimates such as Hurricanes Gustav and Ike, Aspen's reliance on loss reports received from cedants and loss adjustors, Aspen's reliance on industry loss estimates and those generated by modelling techniques, any changes in Aspen's reinsurers' credit quality and changes in assumptions on flood damage exclusions as a result of prevailing lawsuits and case law; the amount and timing of reinsurance recoverables and reimbursements actually received by Aspen from its reinsurers; the impact that our future operating results, capital position and rating agency and other considerations have on the execution of any capital management initiatives; our ability to execute our business plan to enter new markets, introduce new products and develop new distribution channels, including their integration into our existing operations; the impact of any capital management activities on our financial condition; the impact of acts of terrorism and related legislation and acts of war; the possibility of greater frequency or severity of claims and loss activity, including as a result of natural or man-made catastrophic events than our underwriting, reserving or investment practices have anticipated; evolving interpretive issues with respect to coverage after major loss events; the level of inflation in repair costs due to limited availability of labor and materials after catastrophes; the effectiveness of Aspen's loss limitation methods; changes in the availability, cost or quality of reinsurance or retrocessional coverage, which may affect our decision to purchase such coverage; the reliability of, and changes in assumptions to, catastrophe pricing, accumulation and estimated loss models; loss of key personnel; a decline in our operating subsidiaries' ratings with Standard & Poor's, A.M. Best Company or Moody's Investors Service; changes in general economic conditions including inflation, foreign currency exchange rates, interest rates and other factors that could affect our investment portfolio; the number and type of insurance and reinsurance contracts that we wrote at the January 1st and other renewal periods in 2008 and the premium rates available at the time of such renewals within our targeted business lines; increased competition on the basis of pricing, capacity, coverage terms or other factors; decreased demand for Aspen's insurance or reinsurance products and cyclical downturn of the industry; changes in governmental regulations, interpretations or tax laws in jurisdictions where Aspen conducts business; proposed and future changes to insurance laws and regulations, including with respect to U.S. state- and other government-sponsored reinsurance funds and primary insurers; Aspen or its Bermudian subsidiary becoming subject to income taxes in the United States or the United Kingdom; the effect on insurance markets, business practices and relationships of ongoing litigation, investigations and regulatory activity by insurance regulators and prosecutors. For a more detailed description of these uncertainties and other factors, please see the "Risk Factors" section in Aspen's Annual Reports on Form 10-K as filed with the U.S. Securities and Exchange Commission on February 29, 2008. Aspen undertakes no obligation to publicly update or revise any forward- looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made. In addition, any estimates relating to loss events involve the exercise of considerable judgment and reflect a combination of ground-up evaluations, information available to date from brokers and cedants, market intelligence, initial tentative loss reports and other sources. Due to the complexity of factors contributing to the losses and the preliminary nature of the information used to prepare these estimates, there can be no assurance that Aspen's ultimate losses will remain within the stated amount. 3

Contents Aspen at a Glance Why Diversification How we Diversify Diversification for Performance Where Next... Current Performance and Outlook 5

Aspen at a Glance Bermuda domiciled diversified Specialty Insurer and Reinsurer with focus on: Marine, Energy and Transport Insurance Specialty and Casualty Reinsurance Property Catastrophe Insurance and Reinsurance $1.8bn market cap $2.9bn of total capital, as September 30, 2008 Ratings of A (S&P), A2 (Moody's) and A (AM Best) for Aspen UK and Aspen Bermuda AHL included in Russell 2000 and 3000 Indexes, Barron's 400 Index BVPS 13.9% CAGR over last 10 quarters $1.8bn Gross Written Premium in 2007; estimate $1.8bn +/- 5% GWP for 2008* 54% Insurance, 46% Reinsurance 48% Casualty, 52% Property * Estimate as at October 30, 2008 7

Doing What We're Good At Focus on specialty and more complex risks which fit our skill-set Doing What We're Good At Profitable expansion into new / adjacent lines and territories ? Better spread of risk and lower volatility Regarded as a 'Sector Expert' by our clients Running our Business Well Multi-platform approach ? Location of our people mirrors the production sources for the business we write Enterprise Risk Management as our core strategic enabler Returns First, Growth Second Growth in book value per share and ROE are primary metrics by which we manage and measure our business success Aspen Strategy: Diversification for Performance 9

100% = $1.6bn FY 2004 100% = $1.8bn Rolling 12 months to September 30, 2008 Property Reinsurance Casualty Reinsurance International Insurance U.S. Insurance Aspen at a Glance: Specialist Underwriting Expertise Gross Written Premiums Increasing Contribution from Insurance: 49% of GWP for rolling 12 months to September 30 2008 and 54% forecast for the full year 2008* vs. 26% in 2004 Operating Net Income 12 Months to September 30, 2008 Property Reinsurance Casualty Reinsurance Investments U.S. Insurance International Insurance Underwriting 41% Investments 59% 11 * Estimate as at October 30, 2008 20% 42% 7% 31% 42% 26% 4% 28%

Recap: 2003 - 2007 25 Insurance Reinsurance 40 5 35 65 67 30 Property Casualty UK Bermuda 4 2007 Insurance vs. Reinsurance Property vs. Casualty GWP by "Core" Platform 16 2003 67 US 2 94 39 61 23 77 43 57 GWP $1.8bn Total Capital $3.0bn Common Equity $2.3bn Op ROE* 21.1% BVPS $27.95 500+ employees 14 offices 7 countries GWP $1.3bn Total Capital $1.3bn Common Equity $1.3bn Op ROE* 16.0% BVPS $18.17 176 employees 4 offices 3 countries 63 15 21 Improved Product and Geographical Diversification *Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm. 13

Aspen's Worldwide Natural Catastrophe Exposures

Major peril zones, 100 year return period and our estimated losses from Hurricanes Ike and Gustav as a percentage of total shareholders' equity.



0%
Hurricanes Ike and Gustav
5%
10%
15%
17.5%
US Eastern Earthquake
US Pacific NW Earthquake
California Earthquake Japanese Earthquake and Typhoon
European Wind
US Hurricane
Group Risk Tolerance



US Eastern EQ
US Pacific North West EQ
California EQ
Japan EQ + WS
Europe WS
US WS

Source: Aspen analysis using RMS v7.0 occurrence exceedance probability at August 1, 2008

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Aspen's Estimated Exposure to 2008 Hurricanes Our estimated net losses from Hurricanes Ike and Gustav represent 5.43% of total shareholders' equity as at September 30, 2008 17 Aspen estimated market loss for Hurricane Ike: $16bn ? $13bn onshore / $3bn offshore with 85% of onshore losses arising in State of Texas Aspen's estimated market share for Hurricane Ike was approximately 1.2% (gross); equivalent figure for Hurricane Katrina was approximately 2.5% ? Reflects reduction in risk appetite and repositioning of cat book in 2006 and 2007 Ike Gustav Total Segment $'m $'m $'m Property Reinsurance 127.5 3.7 131.2 International Insurance 64.1 5.7 69.8 US Insurance 7.5 7.5 15.0 Total Gross Loss 199.1 16.9 216.0 Reinsurance Recoveries, Reinstatements and Tax (57.9) (3.1) (61.0) Total Net Loss 141.2 13.8 155.0

Products where... Experience and judgement critical to success Expertise is rewarded Smaller markets where scale is less relevant Price is not sole determinant of purchasing decision Knowledge, relationships, service are valued Meaning we tend to prefer Space Specie Marine Property Fac Homeowners' insurance Workers' Comp This..... .....not this Relatively low loss ratio Relatively low expense ratio How Do We Diversify? Focus on Products which Fit our Skill Set Because... We know how to manage these lines We have deep knowledge and expertise developed over many years and cycles We have a relative advantage versus competition We add value to clients and brokers 19

Progressive diversification of strategic footprint through incremental expansion into adjacent business lines and selective establishment of new underwriting platforms / offices Key enablers: ? Consistent with core competencies ? Timing ? Availability of proven, successful underwriting teams Selective Business Line Expansion Resulting in Improved Diversification 2003 2004 2005 2008 Specialty Reinsurance ?Aviation ? Marine US Casualty Re US Excess & Surplus lines Aspen Re America Aviation Insurance Marine Insurance Energy Insurance International Property Facultative * Underwriting commenced post 09/07 **Underwriting commenced Q3 '08 2006 Professional Liability* Excess Casualty* Transportation Related Liability 2007 Financial & Political Risk Financial Institutions Credit & Surety Reinsurance** International D&O Insurance** Products Platforms Bermuda London US Zurich Dublin Lloyd's Singapore Doing What We're Good At Profitable Expansion into New / Adjacent Lines and Territories Paris 21

Financial Leverage and Capital Management Capital Structure and Financial Leverage $605m returned to shareholders through dividends and share buy-backs, since inception Strong growth in retained earnings Strong balance sheet with potential for further leverage $300m 2 year buy-back program announced February 2008 $100m completed May 2008 The reduction in retained earnings in Q3 is due to hurricane losses and realised and unrealised investment losses Active Balance Sheet Management to Deliver Consistent, Quality ROE 878 1,339 1,730 2,289 2,639 3,068 2,888 Leverage 3.0% 14.4% 19.6% 25.7% 22.1% 23.5% 23 837 1,091 1,096 1,693 1,503 1,417 1,335 385 457 971 873 200 430 430 430 249 249 249 250 250 208 147 41 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2002 2003 2004 2005 2006 2007 Q3 2008 $ mil Common share capital Retained earnings inc OCI and issue costs Preference shares Debt

USA Bermuda Intra-group reinsurance Licenses Regulatory Capital Balance Sheet Diversification and Flexibility Structure Provides Flexibility, Tax and Capital Efficiency and Satisfies Policy Holder / Rating Agency Requirements *Operational from Q2 2008 Statutory Capital & Surplus - 07 $1,339.0m Presence in leading reinsurance market Provider of intra- group reinsurance Tax efficiencies Ratings: AM Best S&P Moody's UK $1,055.0m A (Excellent) A (Strong) A2 (Good) A (Excellent) A (Strong) A2 (Good) Lloyds (*) Pre-eminent insurance market Extensive network of licences Strong rating / brand/ reputation Developing in new markets A (Excellent) A+ (Strong) Intra-group reinsurance Premium $103.2m E&S operation Casualty income reinsured to Bermuda Reinsurance intermediaries Presence in leading insurance / reinsurance market Branches Zurich Canada Dublin Paris Singapore 25

Diversified, Conservative Investment Portfolio* 88% of Portfolio 'AA' or Better, Average Fixed Income 'AAA' Asset Class Allocation Fixed Income Portfolio Credit Ratings (As at September 30, 2008) Govern- ment* 27 * Further detail regarding the composition of our investment portfolio is set out in the Appendix (see slides 26-28) A 10% AA 15% AAA 73% BBB 2% 0% 10% 20% 30% 40% 50% Government Agency MBS Corp ABS FOHF Cash/ST Dec-07 Sep-08

Growth in ROE and Book Value Per Share Compounded Annual Growth Rate in BVPS over last 10 quarters of 13.9% (*) Note: See Aspen's quarterly financial supplement for a reconciliation of diluted book value per share to basic book value per share, reconciliation of average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 2006 2007 2008 29 12.5% 20.4% 18.0% 22.4% 22.9% 20.4% 20.2% 22.8% 12.8% 20.4% -23.2% -25% -20% -15% -10% -5% 0% 5% 10% 15% 20% 25% 30% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 ROE % 10 12 14 16 18 20 22 24 26 28 30 $ Diluted B/V Per Share Annualised ROE Diluted BV Per Share*

Mix 2008 and Beyond: Focus for Next 5 Years Continued Selective Expansion Consistent with our Skill Set and Subject to Market Conditions Element Retain specialty or niche focus Increase percentage of insurance vs. reinsurance business written Increase percentage of casualty vs. property business written Develop fee based income streams Objective Take existing products to new platforms and broaden depth and distribution of 'existing' platforms Focus more on under-served regions Insurance: increase percentage of US vs. non-US Reinsurance: increase percentage of non-US vs. US Geography 31

2008 and Beyond: Focus for Next 5 Years Key Success Factors Aspen Well Positioned for Future Success 'Right' People Motivation Experience Appetite to succeed Alignment with shareholders (i.e., the right compensation structures) 'Right' Tools Significant investment in ERM, actuarial and other quantitative techniques to enhance our business 'Right' business model Niche focused Expert based Appropriately diversified (Insurance/Reinsurance, Property/Casualty, Geography) 'Right' size 'Sufficient scale to withstand 'shock' losses and compete effectively in changing (re)insurance landscape ERM 33

Opportunities Map: How we Think about Opportunities Adjacent New Existing New Products Platforms Excess Casualty Dublin Zurich Property Treaty Casualty Treaty Credit & Surety Reinsurance Zurich Financial Institutions London Political Risk London Professional Liability London Property Facultative Singapore Latin America Middle East Extension of Asia platform Cargo & Specie London UK Construction London NMT Liability Accident & Health New lines or platforms over last 18 months Evaluating opportunity CAR/EAR Reinsurance Zurich Capital Markets Products Execution Risk Selective and Measured Approach to New Products and Platforms 35 US Admitted Markets International Commercial D&O

Financial Highlights: Q3 2008 Quarter Ended September 30 2008 2007 Change Gross Written Premiums 441.3 373.5 18.2%) Net Written Premiums 403.8 348.8 15.8%) Net Earned Premiums 434.2 419.7 3.5%) Underwriting Income (101.2) 65.1 (255.5)% Net Investment Income 19.3 72.4 (73.3)% Net Income / (Loss) after tax (126.1) 117.2 (207.6)% Financial Ratios: Loss Ratio 95.2% 52.4% Expense Ratio 28.1% 32.1% Combined Ratio 123.3% 84.5% Annualized Operating ROE * (14.4)% 18.7% Operating EPS * $(1.02) $1.12 Book Value Per Share $26.21 $25.68 2.1% (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 37

Financial Highlights: Nine Months Ended Sept. 30, 2008 Nine Months Ended September 30 2008 2007 Change Gross Written Premiums 1,566.3 1,513.5 3.5%) Net Written Premiums 1,429.4 1,322.4 8.1%) Net Earned Premiums 1,223.1 1,309.9 (6.6)% Underwriting Income 42.9 208.0 (79.4)% Net Investment Income 128.9 218.7 (41.1)% Net Income / (Loss) after tax 82.0 353.8 (76.8)% Financial Ratios: Loss Ratio 66.1% 54.8% Expense Ratio 30.4% 29.3% Combined Ratio 96.5% 84.1% Annualized Operating ROE * 6.4% 20.3% Operating EPS * $1.28 $3.52 (63.6)% (US$ in millions, except per share data) (*) Note: See Aspen's quarterly financial supplement for a reconciliation of operating income to net income and average equity to closing shareholders' equity in the Investor Relations section of Aspen's website at www.aspen.bm 39

Business Performance and Market Outlook 1 - Rolling ROAE for the last four quarters from 2007 Q3 3 - Relative Price Movement for all renewed contracts for YTD 5 - Comparison of 2007 actual premium to 2008 plan premium 2 - Ratio of Actual to Technical (or modelled) price 4 - Terms and Conditions 6 - 2008 Plan PAT figure (in $m) 7 - Outlook 41 Reinsurance Property Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Q1 Q2 Q3 Catastrophe Risk Excess Pro Rata Facultative International US Facultative International Insurance Specialty Reinsurance Aviation Energy PD Marine Hull MEC Liability UK Property UK Liability Professional Liability Excess Casualty Political Risk Financial Institutions Property E&S Casualty E&S Outlook 7 Absolute Scale 6 Volume change 5 US Insurance Terms & Conditions 4 Relative Price Movement 3 Absolute Pricing 2 Performance 1 Casualty

2008 Guidance Operating ROE of 8% - 11% (assuming normal loss experience) Guidance February 7, 2008 Guidance May 1, 2008 Guidance July 31, 2008 Guidance October 30, 2008 GWP $1.8 billion +- 5% $1.8 billion +- 5% $1.8 billion +- 5% $1.8 billion +- 5% % Premium Ceded 8% - 10% of GEP 8% - 10% of GEP 8% - 10% of GEP 8% - 10% of GEP Combined Ratio 88% - 93% 88% - 93% 88% - 93% 92% - 96% Net Investment Income on Fixed Income Securities, Short term Investments and Funds of Hedge Funds $290 - $320 million $250 - $285 million $230 - $265 million $160 - $205 million Net Return on Fixed Income and Short term Investments $240 - $255 million $230 - $245 million $230 - $245 million Net Return on Investments in Funds of Hedge Funds $10 - $30 million $0 - $20 million $(40) - $(70) million Tax Rate 13% to 16% 13% to 16% 13% to 16% 14% to 17% Assumed Cat-Load $135 million $135 million $115 million $235 million 43

Summary Disciplined and proactive diversification producing quality returns Evolutionary expansion of product lines and platforms core to our current and future business model Holistic risk management underscoring everything we do Depth of experience and bottom line focus to preserve and grow value 45

47 Appendix Investments ? Fixed income portfolio by asset type ? Portfolio ratings ? Corporate bonds - Sector allocations Financial Highlights ? Group Summary Q3 2008 ? Group Summary YTD 2008 Key Performance Metrics Q3 2008 Key Performance Metrics YTD 2008 Results by business segment Q3 2008 Results by business segment YTD 2008

Investments: Fixed Income Portfolio by Asset Type (US$ in millions) 49 Cash, Short-Term Securities and FOHF Cash, Short-Term Securities and FOHF Government/Agency Government/Agency Structured Securities Structured Securities Structured Securities Unsecured Credit Unsecured Credit Short-term securities 226.3 US Government 667.6 Asset-backed securities 225.9 225.9 Corporate bonds 1,016.4 Cash and Cash Equivalents 741.6 Agency Debentures 355.9 Agency rated mortgage backed securities (GNMA, FNMA, FHLB) 1,034.4 1,034.4 Foreign corporates 366.9 Funds of Hedge funds 513.1 Foreign government 419.4 Non-agency rated Municipals bonds 7.8 CMBS CMBS 273.8 - RMBS - RMBS 42.6 1,481.0 1,442.9 1,576.7 1,576.7 1,391.1 As at September 30, 2008 Total Investment Portfolio at Market Value $5,891.7 million

Investments: Fixed Income Portfolio Ratings* 88% of Portfolio 'AA' or Better, Average Fixed Income 'AAA' (US$ in millions, except %) 51 As at September 30, 2008 Investment AAA AA A BBB Book Value Book Value Unrealised Pre-Tax U.S. Government 100% - - - 650.2 15% 17.4 Agency securities 100% - - - 351.2 8% 4.7 Foreign governments 99% 1% - - 414.6 9% 4.8 Asset-backed securities 100% - - - 232.0 5% (6.1) Mortgage-backed secruities 100% - - - 1,030.4 23% 4.0 .. Commercial Mortgage-backed securities 100% - - - 341.7 8% (25.3) Corporate bonds 9% 40% 45% 6% 1,080.4 24% (64.1) Foreign corporate bonds 48% 35% 12% 5% 373.3 8% (6.3) Municipals bonds 99% - - 1% 7.8 0% (0.0) TOTAL PORTFOLIO 73% 15% 10% 2% 4,481.6 100% (70.9) Ratings

Investments: Fixed Income Securities* (US$ in millions) 53 As at September 30, 2008 ISSUER Market Value $ Gross Gains $ Gross Losses $ Net Unreliased Gains/Losses U.S. Government 667.6 18.9 (1.5) 17.4 Agency securities 355.9 5.8 (1.1) 4.7 Foreign governments 419.4 5.2 (0.4) 4.8 Asset-backed securities 225.9 0.0 (6.1) (6.1) Mortgage-backed secruities 1,034.4 6.6 (2.6) 4.0 Commercial Mortgage-backed securities 316.4 1.2 (26.5) (25.3) Corporate bonds 1,016.4 1.9 (66.0) (64.1) Foreign corporate bonds 366.9 1.8 (8.1) (6.3) Municipals bonds 7.8 (0.0) 0.0 (0.0) TOTAL PORTFOLIO 4,410.7 41.4 (112.3) (70.9)

Investments: Corporate Bonds - Sector Allocations* (US$ in millions) 55 As at September 30, 2008 ISSUER Book Value Market Value Net Unrealised BANKS 308.9 281.5 (27.4) FOREIGN BANKS 257.7 254.5 (3.2) OTHER FINANCE 169.9 162.7 (7.2) SECURITY BROKERAGE 158.8 140.0 (18.8) OIL, GAS & ELECTRIC 135.7 131.5 (4.2) TELEPHONE & COMMS 113.4 109.9 (3.4) HEALTHCARE 70.1 69.6 (0.4) COMPUTERS 55.6 54.3 (1.3) OTHER 183.8 179.3 (4.5) TOTAL PORTFOLIO 1,453.7 1,383.3 (70.4)

Financial Highlights: Group Summary Q3 2008 Underwriting Revenues Underwriting Expenses Income Contribution 57 131 138 117 97 (146) (126) (145) (85) -200 -160 -120 -80 -40 0 40 80 120 160 200 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 Q3 2008 Q3 65 72 (101) 19 -150 -100 -50 0 50 100 Underwriting Income Net Investment Income $ms 2007 Q3 2008 Q3 220 76 59 355 413 70 52 535 0 200 400 600 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 Q3 2008 Q3 374 25 349 420 441 37 404 434 0 100 200 300 400 500 GWP Premiums Ceded NWP NEP $ms 2007 Q3 2008 Q3

Financial Highlights: Group Summary YTD 2008 Underwriting Revenues Underwriting Expenses Income Contribution 59 406 416 354 293 159 99 82 23 0 80 160 240 320 400 480 Operating Income Before Tax Income Before Tax Income After Tax Retained Income $ms 2007 YTD 2008 YTD 208 219 43 129 0 50 100 150 200 250 Underwriting Income Net Investment Income $ms 2007 YTD 2008 YTD 718 236 148 809 212 159 1,102 1,180 0 200 400 600 800 1,000 1,200 Losses & Loss Expenses Acquisition Exp General Admin Expenses Total Underwriting Expenses $ms 2007 YTD 2008 YTD 192 1,310 1,566 137 1,429 1,322 1,514 1,223 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 GWP Premiums Ceded NWP NEP $ms 2007 YTD 2008 YTD

Key Performance Metrics: Q3 2008 Revenues Ratio Analysis 61 52 18 14 84 95 16 12 123 0 20 40 60 80 100 120 140 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2007 Q3 2008 Q3 420 64 8 434 61 (42) -100 0 100 200 300 400 500 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $ms 2007 Q3 2008 Q3

Key Performance Metrics: YTD 2008 Revenues Ratio Analysis 63 55 18 11 84 66 17 13 96 0 10 20 30 40 50 60 70 80 90 100 Loss Ratio Acquisition Expense Ratio Operating Expense Ratio Combined Ratio % 2007 YTD 2008 YTD 1,310 186 33 1,223 177 (48) -200 0 200 400 600 800 1,000 1,200 1,400 Net Earned Premium Investment Income ex FOHF Funds of Hedge Funds $ms 2007 YTD 2008 YTD

Results by Business Segment: Q3 2008 GWP Underwriting Income 65 38 (2) 28 (64) 11 (31) (17) 1 -80 -60 -40 -20 0 20 40 60 Property Re Casualty Re International Insurance US Insurance $ms 2007 Q3 2008 Q3 140 78 129 27 153 79 181 28 0 20 40 60 80 100 120 140 160 180 200 Property Re Casualty Re International Insurance US Insurance $ms 2007 Q3 2008 Q3

Results by Business Segment: YTD 2008 GWP Underwriting Income 67 21 72 26 23 10 119 (4) (16) -20 0 20 40 60 80 100 120 140 Property Re Casualty Re International Insurance US Insurance $ms 2007 YTD 2008 YTD 522 380 514 98 507 319 639 101 0 100 200 300 400 500 600 700 Property Re Casualty Re International Insurance US Insurance $ms 2007 YTD 2008 YTD

Business Performance and Market Outlook: Key

Key	Performance	Absolute Pricing	Relative Price Movement	Terms and Conditions	Volume change	Absolute Scale	Outlook
	1	2	3	4	5	6	7
	Excellent	Excellent	Significantly Up	Excellent	Significantly Up	Very significant	Excellent
	Good	Good	Up	Good	Up	Significant	Good
	Satisfactory	Satisfactory	Flat	Satisfactory	Flat	Medium	Satisfactory
	Of Concern	Of Concern	Down	Of Concern	Down	Small	Of Concern
	Unsatisfactory	Unsatisfactory	Significantly Down	Unsatisfactory	Significantly Down	Very Small	Unsatisfactory

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